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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-86053) pertaining to the Orthodontic Centers of America, Inc. 401(k) Profit Sharing Plan of our report dated June 16, 2000, with respect to the financial statements of Orthodontic Centers of America, Inc. 401(k) Profit Sharing Plan included in this Form 10-K/A-1.



                                      /s/ Ernst & Young LLP


New Orleans, Louisiana
June 26, 2000